Exhibit 13.1

CERTIFICATION BY PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Genetron Holdings Limited (the “Company”) on Form 20-F for the year ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sizhen Wang, Chief Executive Officer, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 9, 2021

By:	/s/ Sizhen Wang
Sizhen Wang
Chief Executive Officer (principal executive officer)